LOANS PAYABLE AND DEBT	12 Months Ended
Dec. 31, 2021
LOANS PAYABLE AND DEBT
Loans Payable And Debt

14. LOANS PAYABLE AND DEBT

The Company entered into a loan agreement with Medivolve Inc. (formerly QuestCap Inc.) in 2019 for an amount up to $0.5 million of which $0.5 million was drawn down prior to repayment on January 31, 2020. The unsecured loan bore interest at 10% annually and was payable on demand. The loan is considered a related party transaction as former officers of the Company served as officers of Medivolve Inc.

The Company entered into a loan agreement with Sulliden Mining Capital Inc. (“Sulliden”) in 2019 for an amount up to $0.5 million of which $0.5 million was drawn down prior to repayment on January 31, 2020. The unsecured loan which bore interest at 12% annually and was due on March 31, 2020. The loan is considered a related party transaction as former officers of the Company served as officers of Sulliden.